Aerie Pharmaceuticals, Inc. June 15, 2015 Clinical Trial Update Exhibit 99.2

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publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results for Rhopressa
TM
relate to the results in its first Phase 3 registration trial, Rocket 1, and for
Roclatan
TM
relate to the results in its Phase 2b clinical trial.

Rhopressa
TM
Update: Rocket 2
•
Rocket 2 primary endpoint range being changed with FDA agreement
-
New primary endpoint range is above 20 mmHg to below 25 mmHg below 25 mmHg
-
No additional patient enrollment necessary
•
Rocket 2 data base not yet locked; patients still being treated
•
Efficacy read-out expected end of Q3 2015
•
If Rocket 2 is successful, NDA filing expected 2H 2016
-
Statistical change allowed; Rocket 2 adequately powered at

IOP
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
AR-13324 0.02% (n=107)
Timolol 0.5% (n=120)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

4 Rocket 1: Baseline IOP < 25 mmHg At All Time Points

(
				(
				(
				(
				(
				(
				(
				(
				(
				(
				(
				(

Rocket 1: Baseline IOP < 25 mmHg At All
Time Points
Mean IOP
Rhopressa
TM
–
Timolol
(95% CI)
Rhopressa
TM
Timolol
Mean Difference
95% CI
N=107
N=120
Baseline
8:00 AM
22.3
22.5
10:00 AM
21.2
21.0
4:00 PM
20.6
20.4
Mean Diurnal
21.4
21.3
Day 15
8:00 AM
17.2
17.8
-0.6
-1.3, 0.0)
10:00 AM
16.1
17.0
-0.9
-1.6, -0.2)
4:00 PM
16.2
17.2
-1.0
-1.7, -0.3)
Mean Diurnal
16.5
17.3
-0.8
-1.4, -0.3)
Day 43
8:00 AM
17.8
17.8
0.0
-0.7, 0.7)
10:00 AM
16.8
17.0
-0.2
-0.9, 0.5)
4:00 PM
16.5
17.3
-0.7
-1.4, 0.0)
Mean Diurnal
17.1
17.4
-0.3
-0.9, 0.3)
Day 90
8:00 AM
18.1
18.0
0.2
-0.5, 0.9)
10:00 AM
17.3
17.4
-0.1
-0.8, 0.7)
4:00 PM
17.0
17.4
-0.4
-1.1, 0.3)
Mean Diurnal
17.5
17.6
-0.1
-0.7, 0.5)

Diurnal Average IOP
IOP mmHg + SEM
23
22
21
20
19
18
17
16
15
14
21.3
15.6
16.7
17.2
21.2
17.4
17.2
17.7
AR-13324 0.02% (n=55)
Timolol 0.5% (n=58)
Baseline
Week 2
Week 6
Month 3

Rocket 1: Rhopressa
TM
Efficacy in Subjects On PGA
Prior To Study
(Baseline IOP < 25 mmHg)
•
Prior PGA use produced enhanced IOP-lowering with Rhopressa
TM
at
weeks 2 and 6
•
IOP lowering at month 3 equivalent to IOP lowering in non-PGA subjects
•
Prior PGA use had no effect on Timolol
efficacy

Diurnal Average IOP
IOP mmHg + SEM
23
22
21
20
19
18
17
16
15
14
21.4
17.4
17.5
17.8
21.4
17.2
17.6
17.5
AR-13324 0.02% (n=52)
Timolol 0.5% (n=62)
Baseline
Week 2
Week 6
Month 3

7 Rocket 1: Rhopressa TM Efficacy In Subjects Not on PGA Prior To Study (Baseline IOP < 25 mmHg) • No loss of efficacy seen from week 2 to month 3 for Rhopressa TM or Timolol

Rhopressa
TM
Next Steps: Rocket 4
•
Planning
to
commence
Rocket
4
in
Q3
2015,
an
additional
Rhopressa
TM
trial in the U.S.
•
Baseline IOPs:
-
Primary <25 mmHg to mirror revised Rocket 2
-
Pre-specified secondary <27 mmHg
-
Considering stratification
-
May enroll patients up to 30 mmHg
•
Efficacy evaluated at 3 months (primary) and 6 months (secondary)
•
Final design to be reviewed with FDA
•
Read-out expected in approximately one year
•
Adds
over
200
additional
Rhopressa
TM
patients
for
6
month
EU
safety

Roclatan
TM
Next Steps
•
Commencing “Mercury 1” in Q3 2015 in the U.S.
-
Designed for superiority to individual components, similar to P2b
-
Baseline IOP range tentatively > 20 mmHg to <36 mmHg, with
stratified enrollment
-
Multiple secondary endpoints
-
Efficacy trial with one year safety
•
“Mercury 2” expected to commence in 2016 in the U.S.
-
Expect same comparators as Mercury 1
-
Three month efficacy study
•
“Mercury 3” expected to commence in 2016 in Europe
-
Comparing to a leading combo product marketed in EU
-
Efficacy study, duration TBD